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                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 10, 2003


                              Hercules Incorporated
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    001-00496                    51-0023450
----------------------------   ------------------------   ----------------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification
      of incorporation)                                              Number)

                                 Hercules Plaza
                            1313 North Market Street
                         Wilmington, Delaware 19894-0001
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (302) 594-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

        (c) Exhibits.

            99.1 Press Release of Hercules Incorporated dated July 10, 2003.

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 dated March 27, 2003.

On July 10, 2003, Hercules Incorporated ("Hercules") issued a press release detailing the expected second quarter 2003 financial performance, dated July 10, 2003, which is furnished as an exhibit hereto and incorporated by reference herein.

The press release includes presentations of earnings from ongoing operations, which is a non-GAAP financial measure. Management believes that earnings from ongoing operations is meaningful to investors and the credit markets because it provides insight to the underlying operating results of the Company by excluding the effects of recent divestitures, restructuring charges, changes in accounting principles and other significant discrete items. This measurement is not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.





The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless the registrant expressly states otherwise.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                HERCULES INCORPORATED


July 11, 2003                              By:  /s/ Fred G. Aanonsen
                                                -----------------------------
                                                Fred G. Aanonsen
                                                Vice President and Controller

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                                  EXHIBIT INDEX

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
Number        Exhibit
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
99.1          Press Release of Hercules Incorporated dated July 10, 2003.
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